UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________________________

FORM 8-K

________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 30, 2014
Date of Report (Date of earliest event reported)

S&W SEED COMPANY
(Exact Name of Company as Specified in Its Charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25552 South Butte Avenue
Five Points, CA    93624

(Address of Principal Executive Offices Including Zip Code)

(559) 884-2535
(Company's Telephone Number, Including Area Code)

       Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Definitive Material Agreement.

Securities Purchase Agreement (Debentures)

On December 30, 2014, S&W Seed Company, a Nevada corporation (the "Registrant"), entered into a Securities Purchase Agreement (the "Debenture Purchase Agreement") pursuant to which the Registrant will issue and sell in a private placement to certain accredited investors (i) senior secured convertible debentures in an aggregate principal amount of up to $27,000,000 (the "Debentures"), and (ii) common stock purchase warrants for the purchase of up to 2,700,000 shares of the Registrant's common stock (the "Warrant Shares").

At the Closing, the Registrant will receive gross proceeds of approximately $27,000,000 from the issuance and sale of the Debentures. Craig-Hallum Capital Group LLC and Roth Capital Partners served as co-placement agents for the transaction. Piper Jaffray & Co. acted as financial advisor to the Registrant. The net proceeds will be used to pay a portion of the purchase price for the acquisition of assets of Pioneer Hi-Bred International, Inc. (which is described in the Registrant's Current Report on Form 8-K that was filed on December 19, 2014 (the "Prior 8-K")).

The Debenture Agreement includes customary representations, warranties and covenants by the parties and customary termination provisions including that, subject to the terms of the Debenture Purchase Agreement, the Registrant or any purchaser, as to such purchaser's obligations only, may terminate the Debenture Purchase Agreement if the transaction has not been consummated by January 7, 2015.

The foregoing description of the Debenture Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Debenture Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Securities Purchase Agreement (Common Stock)

On December 30, 2014, the Registrant entered into a Securities Purchase Agreement (the "Share Purchase Agreement") pursuant to which the Registrant will issue and sell 1,294,000 shares of its common stock (the "Purchased Shares") to MFP Partners, L.P. in a private placement transaction. MFP Partners, LP. will pay to the Registrant a purchase price of $3.60 per share, for aggregate consideration of $4,658,400, which shall be paid in immediately available funds at closing. The net proceeds of the sale will be used by the Registrant (i) to pay a portion of the purchase price for the acquisition of assets of Pioneer Hi-Bred International, Inc., as described in the Prior 8-K, and (ii) for working capital purposes.

The Purchased Shares will be "registrable securities" for purposes of the Registration Rights Agreement described below in this Item 1.01.

The Share Purchase Agreement includes customary representations, warranties and covenants by the parties and customary termination provisions including that, subject to the terms of the Share Purchase Agreement, either party may terminate the Share Purchase Agreement if the transaction has not been consummated by January 7, 2015.

The foregoing description of the Share Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Share Purchase Agreement, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Senior Secured Convertible Debenture

At the closing under the Debenture Purchase Agreement, the Registrant will issue to each of the purchasers a senior secured convertible debenture in a principal amount equal to each such purchaser's subscription amount. The Debentures shall mature on the date that is thirty-five (35) months after the original issuance date. The Debentures shall bear interest at a rate of eight percent (8%) per annum, subject to adjustment as set forth in the Debentures. Interest shall be payable monthly in arrears and, so long as certain equity conditions have been satisfied, may be paid in shares of common stock at the option of the Registrant. The Registrant may elect to pay interest in whole or in part in cash. The Registrant intends to provide notice to the purchasers prior to the initial interest payment date of its intention to pay interest in cash.

Each of the Debentures is subject to voluntary conversion, in whole or in part, into shares of common stock of the Registrant at the option of the holder. The conversion price equals $5.00, subject to adjustment as set forth in the Debentures. If, on the date that is nine months from the original date of issuance of the Debentures (the "Adjustment Date"), the conversion price then in effect exceeds the "Adjusted Conversion Price," the conversion price under the Debentures will be reset to the Adjusted Conversion Price. As defined in the Debentures, the "Adjusted Conversion Price" means the greater of (i) the arithmetic average of the 10 lowest volume weighted average prices of the common stock during the 20 consecutive trading days ending on the trading day that is immediately prior to the Adjustment Date (subject to adjustment for any stock dividend, stock split, stock combination or other similar event affecting the common stock during such 20 trading day period) and (ii) $4.15 (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction occurring after December 30, 2014).

If the Registrant grants, issues or sells any common stock equivalents, options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of common stock (the "Purchase Rights"), the holder of the Debenture will be entitled to acquire, the aggregate Purchase Rights which such holder could have acquired if the holder had held the number of shares of common stock acquirable upon complete conversion of the Debenture.

The Debentures shall be subject to monthly redemptions, commencing July 1, 2015. The monthly redemption amount is in shares of common stock of Registrant so long as certain equity conditions have been satisfied. However, upon prior written irrevocable notice, the Registrant may elect to pay all or part of a monthly redemption amount in cash. The Registrant intends to provide notice to the Holders prior to the initial monthly redemption payment date of its intention to pay the monthly redemption amount in cash. Following satisfaction of the equity conditions set forth in the Debentures (and so long as such satisfaction of the equity conditions continues), Registrant may cause the holder to convert all or part of the then outstanding principal amount of the applicable Debenture into shares of common stock of Registrant, as determined in accordance with the terms of the Debentures.

Only if the Registrant is electing to service the monthly redemption in common stock, the holders of the Debentures have the right to accelerate payment on each monthly redemption date of up to three monthly redemption amounts upon written notice to the Registrant. The holders also have the right to defer payment of up to four monthly redemption amounts. The Registrant also has the right to accelerate payment of up to two monthly redemptions amounts in the aggregate upon written notice to the Holder.

Prior to the date that is six months following the original issue date, Registrant also has the right to redeem up to $5,000,000, in the aggregate, of the Debentures upon the sale of certain real property or with cash from other sources. In addition, after the date that is six months after the original issue date, so long as the equity conditions have been satisfied (and such satisfaction of the equity conditions continues) the Registrant may redeem all or any portion of the principal amount of the applicable Debentures.

Following an event of default by the Registrant, the holders of the Debentures may require the Registrant to redeem all or any portion of the outstanding principal of the Debentures. Such redemption shall be payable in cash by wire transfer at a price equal to the mandatory default amount determined in accordance with terms of the Debentures.

Until such time as the Registrant has obtained shareholder approval required by The Nasdaq Stock Market for the issuance of shares greater than 19.99% of its outstanding and outstanding shares of common stock on the closing date, the Registrant may not issue, upon conversion of the Debentures, a number of shares of Common Stock which, when aggregated with any shares of common stock issued on or after the original issue date and prior to such conversion date (i) in connection with the conversion of any Debentures issued pursuant to the Debenture Purchase Agreement or as interest pursuant to the Debentures and (ii) in connection with the exercise of any Purchase Warrants, would exceed 1,036,594 shares of common stock (subject to adjustment for forward and reverse stock splits, recapitalizations and the like occurring after December 30, 2014) (or in the event the transactions contemplated by the Debenture Purchase Agreement are not integrated with the transactions contemplated by the Share Purchase Agreement for purposes of any shareholder approval requirement, 2,330,594 shares of common stock (subject to adjustment for forward and reverse stock splits, recapitalizations and the like occurring after December 30, 2014).

The foregoing description of the Debentures does not purport to be complete and is qualified in its entirety by reference to the full text of the Debentures, the form of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Common Stock Purchase Warrant

Concurrently with the issuance of the Debentures, Registrant shall issue to each of the purchasers a warrant (the "Purchase Warrant") to acquire shares of common stock of Registrant (the "Warrant Shares") equal to fifty percent (50%) of the shares issuable to each such purchaser upon conversion of the applicable Debenture. The Purchase Warrant shall be exercisable for the period commencing six (6) months following issuance and ending at the close of business on the date that is the five (5) year anniversary of such commencement date.

The initial exercise price for the purchase of the Warrant Shares equals $5.00, subject to adjustment as set forth in the Purchase Warrant. If prior to the third anniversary of the issuance date, the Registrant issues or sells (or is deemed to have issued or sold) any common stock of the Registrant for consideration per share less than the exercise price in effect immediately prior to such issuance or sale, then simultaneously with each such dilutive issuance the exercise price will be adjusted in accordance with the terms of the Purchase Warrant. Further, if, on the Adjustment Date, the exercise price then in effect exceeds the "Adjusted Exercise Price," the exercise price for the Purchase Warrant will be reset to the Adjusted Exercise Price. As defined in the Purchase Warrant, the "Adjusted Exercise Price" means the greater of (i) the arithmetic average of the 10 lowest volume weighted average prices of the common stock during the 20 consecutive trading days ending on the trading day that is immediately prior to the Adjustment Date (subject to adjustment for any stock dividend, stock split, stock combination or other similar event affecting the common stock during such 20 trading day period) and (ii) $4.15 (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction occurring after December 30, 2014).

If at any time after the initial exercise date, there is no registration statement registering, or no current prospectus available for, the resale of the Warrant Shares by the holder thereof, then the Purchase Warrant may also be exercised, in whole or in part, at such time by means of a "cashless exercise" as set forth in the Purchase Warrant.

At any time after the date that is six (6) months immediately following the issuance date, provided that (i) all equity conditions set forth in the Purchase Warrant have been satisfied, and (ii) the closing sales price of the common stock equals or exceeds $12.00, the Registrant may redeem all or any part of the Warrant Shares then remaining for cash in an amount equal to the optional redemption price, which shall be $0.25 per Warrant Share, as adjusted in accordance with the Purchase Warrant. The Purchase Warrant contains standard protections for dividends, purchase rights and merger, consolidation or asset sale transactions.

Until such time as the Registrant has obtained shareholder approval required by The Nasdaq Stock Market for the issuance of shares greater than 19.99% of its outstanding and outstanding shares of common stock on the closing date, the Registrant may not issue, upon exercise of the Purchase Warrants, a number of shares of Common Stock which, when aggregated with any shares of common stock issued on or after the original issue date and prior to such exercise date (i) in connection with the conversion of any Debentures issued pursuant to the Debenture Purchase Agreement or as interest pursuant to the Debentures and (ii) in connection with the exercise of any Purchase Warrants, would exceed 1,036,594 shares of common stock (subject to adjustment for forward and reverse stock splits, recapitalizations and the like occurring after December 30, 2014) (or in the event the transactions contemplated by the Debenture Purchase Agreement are not integrated with the transactions contemplated by the Share Purchase Agreement for purposes of any shareholder approval requirement, 2,330,594 shares of common stock (subject to adjustment for forward and reverse stock splits, recapitalizations and the like occurring after December 30, 2014).

The foregoing description of the Purchase Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Warrant, the form of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Registration Rights Agreement

A Registration Rights Agreement (the "Registration Rights Agreement") will be entered into by the Registrant and the purchasers of the Debentures and Purchased Shares on the date of the closing of the transactions contemplated by the purchase agreements. Under the terms of the Registration Rights Agreement, the Registrant will agree to file registration statements with respect to, among other things, the common stock issuable under the Debentures and the Purchase Warrants, as well as the Purchased Shares. The initial registration statement is to be filed with the SEC within thirty (30) calendar days following the closing of the transactions contemplated by the Debenture Purchase Agreement. Additional registration statements are to be filed on the later of (i) sixty (60) days after substantially all of the registrable securities registered under the preceding registration statement have been sold, or (ii) six (6) months from the date the most recent registration statement is declared effective by the SEC.

If, among other things, the Registrant fails to file the registration agreement as set forth in the Registration Rights Agreement or if the registration statements are not continuously effective, the Registrant shall pay registration delay payments equal to the product of 1.0% and the aggregate subscription amount paid by each such holder under the Debenture Purchase Agreement on the date of the Registrant's failure and on each monthly anniversary thereof (prorated for periods less than 30 days) until such time as the failure is cured.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, the form of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Security Agreement

The Registrant and each of its U.S. subsidiaries will enter into a Security Agreement on the date of the closing of the transactions contemplated by the Debenture Purchase Agreement (the "Security Agreement"), in favor of the collateral agent for the purchasers under the Debenture Purchase Agreement. Pursuant to the terms of the Security Agreement, the Debentures shall be secured by the assets of the Registrant and each of its U.S. subsidiaries, including, without limitation, mortgages on certain real property owned by the Registrant. The Debentures shall also be guaranteed by each of the U.S. subsidiaries of the Registrant.

The foregoing description of the Security Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Security agreement, the form of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Guaranty

Each of the Registrant's U.S. subsidiaries will enter into a Guaranty, on the date of the closing of the transactions contemplated by the Debenture Purchase Agreement, to guarantee the Registrant's obligations with respect to the Debentures. The foregoing description of the Guaranty does not purport to be complete and is qualified in its entirety by reference to the full text of the Guaranty, the form of which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

Intercreditor and Subordination Agreement

Wells Fargo Bank, National Association, the collateral agent, and Pioneer H-Bred International, Inc. will enter into an Intercreditor and Subordination Agreement on the date of the closing of the transactions contemplated by the Debenture Purchase Agreement, pursuant to which the parties define their rights and obligations with respect to the assets of the Registrant. The foregoing description of the Intercreditor and Subordination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Intercreditor and Subordination Agreement, a copy of which is attached hereto as Exhibit 10.7 and is incorporated herein by reference.

Voting Agreement

The Registrant and certain of its shareholders, including the purchaser under the Share Purchase Agreement, will enter into a Voting Agreement pursuant to which the shareholders will agree to vote their respective shares of common stock in favor of certain shareholder approvals required under the Debenture Purchase Agreement. The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement, the form of which is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

Lock-Up Agreement

Under the terms of a lock-up agreement to be entered into on the date of the closing of the transactions contemplated by the purchase agreements, the officers and directors of the Registrant will agree not to transfer shares of common stock of the Registrant without the prior consent of the lead investor, for a period ninety (90) days after the earlier of (i) the date the registration statement required pursuant to the terms of the Registration Rights Agreement is effective, and (ii) the date that the shares issuable upon conversion of the Debentures and the Warrant Shares are available for resale under Rule 144. The Registrant shall impose irrevocable stop transfer instructions preventing its transfer agent and the registrar from transferring any shares of common stock of the Registrant held by the officers and directors except in compliance with the terms of the lock-up agreement.

The foregoing description of the lock-up agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the lock-up agreement, the form of which is attached hereto as Exhibit 4.3 and is incorporated herein by reference.

Transfer Agent Instruction Letter

On the closing date of the transactions contemplated by the Debenture Purchase Agreement, the Registrant will issue irrevocable authorization and direction to Transfer Online, Inc., as transfer agent, regarding the future issuance of the shares issuable upon conversion of the Debentures and the Warrant Shares. The foregoing description of the transfer agent instruction letter does not purport to be complete and is qualified in its entirety by reference to the full text of the transfer agent instruction letter, the form of which is attached hereto as Exhibit 4.4 and is incorporated herein by reference.

Escrow Agreement

The Registrant, Craig-Hallum Capital Group LLC and Alerus Financial, as escrow agent, are party to an Escrow Agreement, dated December 30, 2014, pursuant to which the proceeds of the purchase price under the Debenture Purchase Agreement will be placed into escrow until the closing under the Debenture Purchase Agreement, to be released to the Registrant upon such closing.

The foregoing description of the escrow agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the escrow agreement, a copy of which is attached hereto as Exhibit 10.8 and is incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Additionally, the Registrant and Wells Fargo Bank, National Association (the "Bank") will enter into an Amendment and Waiver Agreement on the date of the closing of the transactions contemplated by the Debenture Purchase Agreement, pursuant to which the Bank will agree to waive or amend certain provisions of the credit and security agreements related to the Registrant's working capital loans. In particular, the Bank has agreed to waive provisions that would prohibit or restrict the Registrant's (i) acquisition of assets as described in the Prior 8-K, (ii) ability to incur additional indebtedness, or (iii) ability to grant liens over certain assets of the Registrant or its subsidiaries. The Bank has also agreed to amend the credit agreements to add additional affirmative covenants, negative covenants and events of default.

The foregoing description of the Amendment and Waiver Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment and Waiver Agreement, a copy of which is attached hereto as Exhibit 10.9 and is incorporated herein by reference.

Item 3.02    Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K regarding the issuance of the Debentures and Purchase Warrants is incorporated by reference into this item 3.02. As described in Item 1.01 of this Current Report on Form 8-K, the Debentures were sold to the initial accredited investors pursuant to a private placement under Section 4(a)(2) of the Securities Act and Rule 506 promulgated thereunder.

The Debentures, the underlying shares of the Registrant's common stock issuable upon conversion of the Debentures, and the Warrant Shares have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an appropriate exemption from the registration requirements of the Securities Act.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
4.1 4.2 4.3 4.4 10.1 10.2 10.3 10.4 10.5 10.6 10.7 10.8 10.9

Securities Purchase Agreement between S&W Seed Company and MFP Partners L.P.

Voting Agreement among S&W Seed Company and the shareholders named therein

Form of Lock-Agreement

Form of Transfer Agent Instructions

Securities Purchase Agreement between S&W Seed Company and the purchasers named therein

Form of 8% Senior Secured Convertible Debenture

Form of Common Stock Purchase Warrant

Form of Registration Rights Agreement

Form of Security Agreement

Form of Guaranty

Form of Intercreditor and Subordination Agreement

Form of Escrow Agreement

Form of Amendment and Waiver Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

S&W SEED COMPANY

By: /s/ Matthew K. Szot

Matthew K. Szot
Executive Vice President of Finance and Administration and Chief Financial Officer

Date: December 31, 2014

EXHIBIT INDEX

Exhibit	Description

4.1 4.2 4.3 4.4 10.1 10.2 10.3 10.4 10.5 10.6 10.7 10.8 10.9

Securities Purchase Agreement between S&W Seed Company and MFP Partners L.P.

Voting Agreement among S&W Seed Company and the shareholders named therein

Form of Lock-Agreement

Form of Transfer Agent Instructions

Securities Purchase Agreement between S&W Seed Company and the purchasers named therein

Form of 8% Senior Secured Convertible Debenture

Form of Common Stock Purchase Warrant

Form of Registration Rights Agreement

Form of Security Agreement

Form of Guaranty

Form of Intercreditor and Subordination Agreement

Form of Escrow Agreement

Form of Amendment and Waiver Agreement